UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  11/06/2012

Teavana Holdings, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-35248

Delaware	20-1946316
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

3630 Peachtree Road NE, Suite 1480
Atlanta, GA 30326

(Address of principal executive offices, including zip code)

(404) 995-8200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure

The following information is intended to be furnished under Item 7.01 of Form 8-K, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, nor shall such information be deemed incorporated by reference into any filing made under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

In a press release dated November 6, 2012, Teavana Holdings, Inc. announced an update on its global expansion, including the opening of its 300th store in North America, the completion of store conversions in Canada and the opening of its first Middle East location.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits (furnished):
99.1   Press release dated November 6, 2012 entitled, "Teavana continues global expansion"

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Teavana Holdings, Inc.

Date: November 06, 2012	By:	/s/ David V. Christopherson
David V. Christopherson
Vice President & General Counsel

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press release dated November 6, 2012 entitled, "Teavana continues global expansion"